Ex99.01

■ Ernst & Young LLP	■ Phone: (702) 267-9000
Suite 1450	Fax: (702)267-9010
3800 Howard Hughes Parkway	www.ey.com
Las Vegas, Nevada 89169

March 14,2007

Mr. Paul W. Lowden

Chief Executive Officer

Archon Corporation

4336 Losee Road, Suite 5

North Las Vegas, NV 89030

Dear Mr. Lowden:

This is to confirm that the client-auditor relationship between Archon Corporation (Commission File Number 1-9481) and Ernst & Young LLP has ceased.

Very truly yours,

cc:	PCAOB Letter File

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

A member firm of Ernst & Young Global Limited